Selective Insurance Group, Inc.

1st Quarter Investor Presentation

Current as of January 30, 2015

SELECTIVE®

Forward Looking Statements

Certain statements in this report, including information incorporated by reference, are "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "target," "project," "intend," "believe," "estimate," "predict," "potential," "pro forma," "seek," "likely" or "continue" or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors, that could cause our actual results to differ materially from those projected, forecasted or estimated by us in forward-looking statements are discussed in further detail in Selective's public filings with the United States Securities and Exchange Commission. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time-to-time. We can neither predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our businesses or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied in any forward-looking statements in this report. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur.

SELECTIVE®

Greg Murphy
Chairman and Chief Executive Officer

SELECTIVE®

Who We Are

- 44th largest U.S. property & casualty carrier*
- Rated "A" or higher by A.M. Best for 84 consecutive years
- Unique "High-tech, High-touch" operating model
- Higher operating leverage: 1 point of combined ratio = 1 point of ROE

NPW

76% Standard Commercial Lines	16% Standard Personal Lines	8% Excess & Surplus Lines

*Source: A.M. Best, based on 2013 Net Premiums Written

SELECTIVE®

Standard Commercial Lines



- Franchise value model with 1,100 independent agents
- 100 field based underwriters
- Diversified product portfolio
- Average account size of $10K

2014 Statutory Combined Ratio = 95.5%

Standard Personal Lines



- 700 independent agents
- Focus on the "Consultative Buyer"
- The Selective Edge™ product

2014 Statutory Combined Ratio = 94.5%

SELECTIVE®

Excess & Surplus Lines



- 80 wholesale general agents
- 70% general liability
- 97% with limits of $1M or lower
- Average policy size of $3,100

2014 Statutory Combined Ratio = 99.2%

SELECTIVE®

Risk and Return Strategy


Low to
Medium
Hazard
Writer
Conservative Reinsurance Program
Conservative Investment Portfolio
Superior Management Information
& Analytical Capabilities
Higher than Average
Operational Leverage

- 1.4x NPW to Surplus
- 3.8x Invested Assets to Equity

SELECTIVE®

Conservative Investment Portfolio



Alternatives 2%
Short-term 3%
Equities 4%
Fixed Income 91%



After-Tax Net Investment Income
($ in Millions)
125
115
105
95
85
75
GUIDANCE*
2011
2012
2013
2014
2015

- **"AA-"** average credit quality
- **3.7** year duration (incl. short-term)
- Investment ROE

Yield of 2.2% x Leverage of 3.8 = 8.5%

As of December 31, 2014

**Guidance as of January 30, 2015*

Conservative CAT Reinsurance

Renewed January 1, 2015
$685M in excess of $40M retention

2015 Property Catastrophe Treaty

- Reduced gross PML through CAT management actions
- Exhausts at approximately 1-in-273 year event
- Average reinsurer rating "A+"
- $196 million collateralized

% of Equity at Risk
1 in 250 Year Event



2%
6%
28%
4%
5%
Low
Mean
High
2013
2014
Insurer Composite*
Selective**

*Source: AonBenfield 2013 CAT Risk Tolerance Disclosure Trend Analysis
Composite of 20 insurers who disclosed actual or target PML
**Blended Model Results (RMS & AIR)

SELECTIVE®

Reserve Strength

Disciplined reserving practices

Quarterly ground-up reserve reviews

3 evaluations per year by independent auditor

Standard Deviation (2004 – 2013) of Reserve Development Points on the Combined Ratio


Peer Average*
3.9%
Selective
1.2%

**Source: SNL Financial, Statutory Filings*
Peers include CINF, THG, STFC, UFCS, CNA, HIG, TRV, and WRB

SELECTIVE®

High-Tech

Easy-to-use agency technology

Investing in omni-channel customer experience

Leader in modeling and business intelligence



Highly Granular Pricing Capability


Standard Commercial Lines
December 2014 YTD
Renewal Pure Price
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
90%
85%
80%
75%
70%
65%
60%
Point of Renewal Retention
Above Average
Average
Below Average
Low
Very Low
Retention Group

% of Premium	54%	27%	10%	6%	2%

High-Touch



Agency Management Specialists
Corporate Underwriters
Small Business Team
Field Model
Personal Lines Marketing Reps
Claims Management Specialists
Technology/ Systems Support
Regional Underwriting Teams
Safety Management Specialists

- Responsive, field-based model
  - Supported by regional & corporate expertise
- Focus on customer experience

Balancing Rate and Retention


Standard Commercial Lines
Renewal Pure Price
8%
7%
6%
5%
4%
3%
2%
1%
0%
Retention
90%
85%
80%
75%
70%
2Q
4Q
2Q
4Q
2Q
4Q
2Q
4Q
2Q
4Q
2Q
4Q
2009
2010
2011
2012
2013
2014

SELECTIVE®

John Marchioni
President and Chief Operating Officer

SELECTIVE®

2014: What We Achieved

3-Year Plan established in 2012

	Measure	Target (Time)	2014 Actual Results
1.	Combined Ratio	• 92% ex-CAT combined ratio (2014) • 3 points of CAT losses (2014)	✓Ex-CAT combined ratio of 92.5% ✓3.2 points of CAT losses
2.	Renewal Pricing	• Renewal pure price increases between 5% and 8% (2012-2014)	✓2012: 6.3% ✓2013: 7.6% ✓2014: 5.6%
3.	Return on Equity	• 12% ROE (Longer-term)	▪ 10.3% Operating ROE ▪ 11.7% Total ROE

SELECTIVE®

History of Disciplined Growth



NPW Doubled
Managed Growth Through Cycle
Pricing & Acquisitions
Statutory Net Premiums Written ($ in millions)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2011 - 2014 Cumulative Growth of 27%

SELECTIVE®

Standard Commercial Lines Growth Opportunities

1. **Middle Market:** Addition of agency management specialists throughout the footprint
2. **Small Business:** Expanded underwriting authority for regional small business teams; straight-through processing
3. Increasing share of wallet within agency plant
4. Addition of new agents

New business capacity exceeds $400M

Strategic Business Unit Diversification


2008
43%
19%
16%
22%
Contractors
Community & Public Services
Manufacturing
Mercantile Service
2014
34%
23%
18%
24%

Improved mix of business

Percentages based on Direct Premiums Written

SELECTIVE®

Workers Compensation Results

- Improved mix of business by focusing on lower hazard accounts
- Centralized handling of workers compensation claims
- Formation of Strategic Case Management Unit and escalation modeling
- Renewal pure price increases in excess of expected claim inflation



110%
2%
(3)%
(5)%
(1)%
<103%
GUIDANCE*
2014
Loss Trend
Earned Rate
Underwriting / Claims
Expense
2015 Guidance

*Guidance as of January 30, 2015

Statutory Combined Ratio

Standard Personal Lines Growth Opportunities

- Improved profitability through rate and targeted underwriting actions
- The Selective Edge™ product
  - Targets consultative buyers across the wealth spectrum who shop on overall value and service & combined auto and home policies


96.9%
94.5%
2013
2014

Statutory Combined Ratio


90.2%
88.0%
2013
2014

Statutory Combined Ratio
Excluding Catastrophe Losses

SELECTIVE®

Excess and Surplus Lines Growth Opportunity

- Increase wholesale agent share of wallet
- New online quoting capability
- New business incentives to retail partners



Statutory Combined Ratio
19.6 Point Improvement
120%
110%
100%
90%
2012
2014



Net Premiums Written ($ in Millions)
16.0% CAGR
160
150
140
130
120
110
100
2012
2014

SELECTIVE®

2015 Guidance

- 4 points of catastrophe losses
- 4% overall renewal pure price
- $105 million of after-tax investment income
- 58 million weighted average shares outstanding


98.4%
97.7%
94.8%
92.5%
91.0%
GUIDANCE*
2011
2012
2013
2014
2015

Statutory Combined Ratio excluding Catastrophe Losses

*Guidance as of January 30, 2015

SELECTIVE®

2015 Ex-CAT Statutory Combined Ratio Plan


95.3%
Net of normalized property losses
(1.0)%
(2.5)%
(2.0)%
1.0%
91%
2014 Accident Year Ex-CAT
Loss Trend
Earned Rate
Underwriting / Claims
Expense
2015 Ex-CAT Projection

Given current low interest rate environment, a 94% combined ratio = 12% ROE

Guidance as of January 30, 2015
May not foot due to rounding

SELECTIVE®

Additional Information

SELECTIVE®

Financial Highlights 2010 – 2014

	2010	2011	2012	2013	2014
Statutory NPW Growth	(2.4)%	7.0%	12.2%	8.7%	4.1%
Operating EPS*	$1.38	$0.38	$0.58	$1.65	$2.17
Net Income per Share*	$1.23	$0.40	$0.68	$1.87	$2.47
Dividend per Share	$0.52	$0.52	$0.52	$0.52	$0.53
Book Value per Share*	$18.97	$19.45	$19.77	$20.63	$22.54
Return on Average Equity*	6.8%	2.1%	3.5%	9.5%	11.7%
Operating Return on Average Equity*	7.7%	2.0%	3.0%	8.4%	10.3%
Statutory Combined Ratio - Total	101.6%	106.7%	103.5%	97.5%	95.7%
- Standard Commercial Lines	100.8%	103.9%	103.0%	97.1%	95.5%
- Standard Personal Lines	106.4%	117.3%	100.7%	96.9%	94.5%
- Excess and Surplus Lines	NA	131.3%	118.8%	102.9%	99.2%
GAAP Combined Ratio - Total*	101.4%	107.2%	104.0%	97.8%	95.8%
- Standard Commercial Lines*	100.0%	104.3%	103.3%	97.4%	95.7%
- Standard Personal Lines*	108.3%	117.8%	101.3%	97.1%	94.4%
- Excess and Surplus Lines*	NA	270.2%	124.7%	103.0%	99.7%

**Historical values (2010-2011) have been restated to reflect impact of deferred policy acquisition cost accounting change*

SELECTIVE®

Net Operating Cash Flow



($ in millions)
Cash Flow as % of NPW
340
290
240
190
140
90
40
159
11%
123
8%
227
14%
336
19%
233
12%
2010
2011
2012
2013
2014

Investment Income – After-tax



($ in millions)
120
110
100
90
80
70
60
50
40
111
111
100
101
104
2010
2011
2012
2013
2014

SELECTIVE®

Insurance Operations Productivity



($ in 000s)
NPW per Employee
Statutory Expense Ratio
950
750
550
350
35
34
33
32
31
30
29
761
791
842
908
908
2010
2011*
2012
2013
2014**

*Excludes Excess & Surplus Lines

**Expense ratio excludes 0.4 point benefit from self-insured group sale

SELECTIVE®

Standard Commercial Lines Pricing



Selective
CLIPS
Renewal Pure Price
7.5%
6.5%
5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
-1.5%
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2009
2010
2011
2012
2013
2014

Industry Source: Towers Watson Commercial Lines Insurance Pricing Survey

SELECTIVE®

Standard Commercial Lines Profitability



Statutory Combined Ratios
%
110
105
100
95
90
85
93.6
0.3
93.3
95.0
1.2
93.8
95.9
0.9
95.0
98.5
2.1
96.4
99.8
0.5
99.3
100.8
3.3
97.5
103.9
6.4
97.5
103.0
5.0
98.0
97.1
1.7
95.3
95.5
2.7
92.8
2005
2006
2007
2008
2009
2010
2011
2012*
2013
2014
Impact of Catastrophe Losses
Combined Ratio excluding CATS

*Includes impact of reinstatement premium on catastrophe reinsurance program as a result of Hurricane Sandy

Some amounts may not foot due to rounding

SELECTIVE®

Premium by Line of Business

2014 Standard Commercial Lines Net Premium Written


Workers Compensation 19%
General Liability 31%
Commercial Property 18%
Other 1%
Bonds 1%
BOP 6%
Auto 24%

SELECTIVE®

Long-Term Shareholder Value Creation



$25
$20
$15
$10
$5
$0
Per Share
0.40
16.44
0.44
17.87
0.49
18.82
0.52
15.81
0.52
17.80
0.52
18.97
0.52
19.45
0.52
19.77
0.52
20.63
0.56 *
22.54
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Book Value
Dividend

*Annualized indicated dividend

Note: Book value restated for change in deferred policy acquisition costs (2005-2006 Estimated)

SELECTIVE®